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          FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


      THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
(this "Amendment") dated as of August 20, 1998 is among: NEWFIELD EXPLORATION COMPANY, a corporation formed under the laws of the State of Delaware (the "Company"); each of the lenders that is a signatory hereto; and THE CHASE MANHATTAN BANK (in its individual capacity, "Chase"), as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                             R E C I T A L S

     A. The Company, the Agent, and the Banks (as defined in the Credit Agreement as hereafter defined) have entered into that certain Amended and Restated Credit Agreement dated as of October 9, 1997 (the "Credit Agree-ment"), pursuant to which the Banks have agreed to make certain loans and extensions of credit to the Company upon the terms and conditions as provided therein; and

     B. The Company, the Agent, and the Banks now desire to make certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

     1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

      2. The definitions "Aggregate Maximum Credit Amounts," "Chase" and "Principal Office" in Section 1.02 of the Credit Agreement are hereby amended to read as follows:

            "Aggregate Maximum Credit Amounts" at any time shall equal $225,000,000, as the same may be reduced pursuant to Section 2.03(b) or increased pursuant to Section 2.03(d).

            "Chase" shall mean Chase Bank of Texas, National Association.

            "Principal Office" shall mean the principal office of the Agent, presently located at 712 Main Street, Houston, Texas 77002 or such other location as designated by the Agent from time to time.

      3. The table in the definition "Applicable Margin" in Section 1.02 of the Credit Agreement is hereby amended to read as follows:

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Borrowing Base                     Greater than 30%
Utilization      Less than or      but less than or
Percentage       equal to 30%      equal to 60%         Greater than 60%
--------------   ------------      ----------------     ----------------

Eurodollar         I      II           I      II            I      II
                 .45%   .5625%       .625%   .75%         .975%   1.125%

Base Rate           0.00%                0.00%                0.00%


     4. Section 1.02 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definitions:

               "First Amendment" shall mean that certain First Amendment to Amended and Restated Credit Agreement dated as of August 20, 1998, among the Company, the Banks and the Agent.

     5. Section 2.03(d) is hereby amended by changing $200,000,000 to $250,000,000.

     6. The table in Section 2.04(a) of the Credit Agreement is hereby amended to read as follows:

Borrowing Base                     Greater than 30%
Utilization      Less than or      but less than or
Percentage       equal to 30%      equal to 60%         Greater than 60%
--------------   ------------      ----------------     ----------------

Commitment Fee       0.225%             0.275%                0.325%
Unavailable Fee      0.125%             0.125%                0.125%


     7. The last sentence of Section 2.08(a) is amended to read as follows:

            "During the period from and after the date of the First Amendment until the next Redetermination Date, the amount of the Calculated Borrowing Base shall be $300,000,000."

     8. Section 9.01 of the Credit Agreement is hereby amended by adding the following clause (k):

               "(k) Debt (as defined in clause (h) under the definition of Debt) created by the KCS Production Payments as defined in Section
     1.04 of the Purchase and Sale



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     Agreement between Hall-Houston Oil Company and Newfield Exploration
     Company dated August 11, 1998 covering the Property described on
     Schedule 9.01(k) to the First Amendment."

     9. Section 9.02 of the Credit Agreement is hereby amended by adding the following clause (f):

               "(f) Liens arising pursuant to the production payments permitted by Section 9.01(k) and related mortgages and security agreements covering the same Property covered by such production payments."

     10.  Section 9.15 is hereby amended to read as follows:

               "9.15 Sale of Oil and Gas Properties. Except for Hydrocarbons sold in the ordinary course of business as and when produced, the Company will not sell, assign, transfer, farm-out or convey ("Transfer") any interest in any of its Oil and Gas Properties in any calendar year in excess of $25,000,000 in the aggregate as such value is determined by the most recent December 31, Reserve Report, using a 10% discount rate and giving effect to production prior to the effective date of the Transfer, without the prior written consent of Majority Banks, which consent will not be unreasonably withheld."

     11. Section 9.20 is hereby amended by inserting the following clause at the end of the sentence and before the period:

               ", except for the documents creating the Liens permitted by
     Section 9.02(f), but such restrictions shall apply only to the Properties covered by the Liens."

     12. Pursuant to Section 11.08 of the Credit Agreement, The Chase Manhattan Bank hereby resigns as Agent and the Majority Banks hereby appoint Chase Bank of Texas, National Association as Agent, effective as of the date of this Amendment. In Section 11.04 all references to The Chase Manhattan Bank shall henceforth be deemed to refer to Chase Bank of Texas, National Association.

     13. Section 12.04(a) is hereby amended by changing $200,000,000 to $250,000,000.

     14. The existing Annex 1 is hereby replaced with the Annex 1 attached to this Amendment.

     15.  (a)   On the terms and conditions set forth in this section,
effective on and as of the date of this Amendment ("Assignment Date"), the Banks that are a party to the Credit Agreement before the date of this Amendment (each an "Assignor") hereby sell, assign and transfer to the Banks listed on Annex 1 hereto (each an "Assignee"), and the Assignees hereby purchase and assume on a prorata basis based on the Percentage Shares set forth on Annex 1 attached hereto from the Assignors, all of the rights and obligations of the Assignors (each in its capacity as a "Bank") under the Credit Agreement and the other Loan Documents in respect of the Maximum Credit Amount of
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the Assignors, including, without limitation, any obligation to participate pro rata in any LC Exposure, and to make Loans under the Maximum Credit Amount and any right to receive payments for the Loans outstanding under the Maximum Credit Amount assigned hereby ("Assigned Interest") plus the interest and fees which will accrue from and after the Assignment Date. Such sale, assignment and transfer is without recourse and, except as expressly provided in this Agreement, without representation or warranty.

     (b) Each Assignee agrees that such Assignee will, from and after the Assignment Date, perform all of the obligations of the Assignor in respect of its Percentage Share of the Assigned Interest. From and after the Assignment
Date: (a) each Assignor shall be released from its obligations in respect of the Assigned Interest, and (b) each Assignee shall be entitled to all of the Assignors' rights, powers and privileges under the Credit Agreement and the other Loan Documents in respect of such Assignee's Percentage Share of the Assigned Interest.

     (c) On the Assignment Date each Assignee shall make such payments to the Agent as the Agent directs so that the Banks listed on Annex 1 hereto shall share in the outstanding Loans in proportion to their Percentage Shares.

     (d) The Assignors and the Assignees agree that (i) each Assignor shall be entitled to any payments of principal with respect to its share of the Assigned Interest made prior to the Assignment Date, together with any interest and fees with respect to its share of the Assigned Interest accrued prior to the Assignment Date, (ii) each Assignee shall be entitled to any payments of principal with respect to its share of the Assigned Interest made from and after the Assignment Date, together with any and all interest and fees with respect to its share of the Assigned Interest accruing from and after the Assignment Date, and (iii) the Agent is authorized and instructed to allocate payments received by it for account of each Assignor and Assignee as provided in the foregoing clauses. Each party hereto agrees that it will hold any interest, fees or other amounts that it may receive to which the other party hereto shall be entitled pursuant to the preceding sentence for account of such other party and pay, in like money and funds, any such amounts that it may receive to such other party promptly upon receipt.

     (e) Each Assignee (i) represents and warrants that it is legally authorized to enter into this Amendment; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.01, or if later, the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis;
(iii) agrees that it will, independently and without reliance upon the Agent, or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank and hereby makes the Bank representations set forth in Section 4.06(d) of the Credit Agreement; and (vi) if the Assignee is organized under the laws of a jurisdiction outside the United States, shall send to the Agent and the Company the forms prescribed by the
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Internal Revenue Service of the United States and required pursuant to
Section 4.06(d) of the Credit Agreement certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty.

     16. The Banks hereby appoint Bank of Montreal, First Union National Bank and Societe Generale, Southwest Agency as Co-Agents. The Banks and the Company agree that the Co-Agents shall have no duties or obligations in the capacity of Co-Agents.

     17. This Amendment shall become binding on the Banks when, and only when, the Agent shall have received each of the following in form and substance satisfactory to the Agent or its counsel:

               (a) counterparts of this Amendment executed by the Company and the Banks;

               (b) receipt by the Agent of the fees required for this Amendment;

               (c) the Company shall have issued new Notes to the extent necessary to reflect the Maximum Credit Amounts set forth on the new Annex 1; and

               (d) a Secretary's Certificate certifying the corporate resolutions of the Company authorizing the increase in the Aggregate Maximum Credit Amounts.

     18. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

     19. The Company hereby reaffirms that as of the date of this Amendment, the representations and warranties contained in Article VII of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Amendment, except as such representations and warranties are expressly limited to an earlier date.

     20. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH,
THE LAWS OF THE STATE OF NEW YORK.

     21. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                        [SIGNATURES BEGIN NEXT PAGE]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of date first above written.


                              NEWFIELD EXPLORATION COMPANY


                              By: /s/ TERRY W. RATHERT
                                  -------------------------
                              Name:   Terry W. Rathert
                              Title:  Vice President



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                                THE CHASE MANHATTAN BANK,
                              as resigning Agent


                              By: /s/ MARY JO WOODFORD
                                 ----------------------------------
                              Name:   Mary Jo Woodford
                              Title:  Vice President


                              CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, individually and as successor Agent


                              By: /s/ RUSSELL A. JOHNSON
                                 ----------------------------------
                              Name:   Russell A. Johnson
                              Title:  Vice President

                              Lending Office for Base Rate and
                              Eurodollar Loans (Borrowing Notification,
                              Rate Setting Information and Relationship
                              Manager Information):

                                   600 Travis, 20th Floor
                                   Houston, Texas  77002

                                   Telecopier No.:     (713) 216-4147
                                   Telephone No.: (713) 216-8882
                                   Attention:     Robert Mertensotto


                                   Notices for Receipt and Payment of Funds:

                                   Loan Syndication Services
                                   1111 Fannin, 9th Floor MS 46
                                   Houston, Texas 77002

                                   Telecopier No.: (713) 750-3810
                                   Telephone No.: (713) 750-2784


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                              BANK OF MONTREAL


                              By: /s/ MELISSA BAUMAN
                                 --------------------------------
                              Name:   Melissa Bauman
                              Title:  Director



                              CREDIT LYONNAIS NEW YORK BRANCH


                              By: /s/ XAVIER RATOUIS
                                 --------------------------------
                              Name:   Xavier Ratouis
                              Title:  Senior Vice President



                              FIRST UNION NATIONAL BANK


                              By: /s/ ROBERT R. WETTEROFF
                                 --------------------------------
                              Name:   Robert R. Wetteroff
                              Title:  Senior Vice President



                              NATIONSBANK, N.A.


                              By: /s/ JAMES R. ALLRED
                                 --------------------------------
                              Name:   James R. Allred
                              Title:  Senior Vice President



                              SOCIETE GENERALE
                              SOUTHWEST AGENCY


                              By: /s/ MARK A. COX
                                 ----------------------------------
                              Name:   Mark A. Cox
                              Title:  Director
                                      Head of Houston Office


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                              BANKBOSTON, N.A.


                              By: /s/ TERRENCE RONAN
                                 ----------------------------------
                              Name:   Terrence Ronan
                              Title:  Director



                              FIRST NATIONAL BANK OF COMMERCE


                              By: /s/ DAVID R. REID
                                 ----------------------------------
                              Name:   David R. Reid
                              Title:  Senior Vice President



                              HIBERNIA NATIONAL BANK


                              By: /s/ TRUDY W. NELSON
                                 ----------------------------------
                              Name:   Trudy W. Nelson
                              Title:  Vice President


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